UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 28, 2004

CWABS, Inc. (as company under a Pooling and Servicing Agreement, dated as of June 1, 2004, providing for, inter alia, the issuance of Asset-Backed Certificates, Series 2004-ECC1)


                                  CWABS, Inc.
                                  -----------
             (Exact name of registrant as specified in its charter)

           DELAWARE                  333-109272               95-4596514
 ----------------------------       -----------            ----------------
 (State or Other Jurisdiction       (Commission            (I.R.S. Employer
       of Incorporation)            File Number)          Identification No.)

4500 Park Granada
Calabasas, California                            91302
----------------------------------------      ----------
(Address of Principal Executive Offices)      (Zip Code)


Registrant's telephone number, including area code, is (818) 225-3237

Item 2.

     Acquisition or Disposition of Assets.
     -------------------------------------

     On June 25, 2004 (the "Closing Date"), a single series of certificates, entitled CWABS, Inc., Asset-Backed Certificates, Series 2004-ECC1 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of June 1, 2004 (the "Agreement"), among CWABS, Inc., Countrywide Homes Loans, Inc., the Seller (the "Seller"), Countrywide Home Loans Servicing LP, the Master Servicer (the "Mater Servicer") and The Bank of New York, as trustee (the "Trustee").

Item 5. Other Events.

Description of the Mortgage Pool*
---------------------------------

     The Certificates, issued pursuant to the Agreement, evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a pool (the "Mortgage Pool") of fixed and adjustable rate, credit blemished mortgage loans that are secured by first liens on one- to four- family residential properties (the "Mortgage Loans"). As of the Closing Date, the Trust Fund primarily consisted of (i) the Mortgage Pool, which consisted of the Initial Mortgage Loans having an aggregate principal balance of approximately $348,220,079 as of June 1, 2004 and (ii) the pre-funding account, which contained approximately $77,535,895. On July 21, 2004 funds in the pre-funding account were used to purchase the Subsequent Mortgage Loans, which were transferred to the Trust Fund.

     The tables attached as an exhibit hereto describe certain characteristics of the Mortgage Pool as of July 21, 2004, solely with respect to the Subsequent Mortgage Loans.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

          (a)  Not applicable

          (b)  Not applicable

          (c)  Exhibits:



----------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated May 24, 2004 and the Prospectus Supplement dated June 23, 2004 of CWABS, Inc., relating to its Asset-Backed Certificates, Series 2004-ECC1.

      EXHIBIT NO.   DESCRIPTION
      -----------   -----------

         99.1 Characteristics of the Subsequent Mortgage Loans in the Mortgage Pool as of the Cutoff Date, relating to CWABS, Inc., Asset-Backed Certificates, Series 2004-ECC1.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                           CWABS, INC.


                                           By:  /s/ Ruben Avilez
                                                -----------------------------
                                           Name:   Ruben Avilez
                                           Title:  Vice President


Dated: August 9, 2004